As filed with the Securities and Exchange Commission on July 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21169

NEUBERGER BERMAN NEW YORK INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman New York Intermediate Municipal Fund Inc.
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman
Intermediate Municipal
Closed-End Funds

Neuberger Berman California Intermediate
Municipal Fund Inc.

Neuberger Berman Intermediate
Municipal Fund Inc.

Neuberger Berman New York Intermediate
Municipal Fund Inc.

Semi-Annual Report

April 30, 2011

Contents
PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARIES
California Intermediate Municipal Fund Inc.	2

Intermediate Municipal Fund Inc.	2

New York Intermediate Municipal Fund Inc.	2

SCHEDULES OF INVESTMENTS
California Intermediate Municipal Fund Inc.	7

Intermediate Municipal Fund Inc.	11

New York Intermediate Municipal Fund Inc.	18

FINANCIAL STATEMENTS	24

FINANCIAL HIGHLIGHTS/PER SHARE DATA
California Intermediate Municipal Fund Inc.	37

Intermediate Municipal Fund Inc.	38

New York Intermediate Municipal Fund Inc.	39

Distribution Reinvestment Plan	41

Directory	43

Proxy Voting Policies and Procedures	44

Quarterly Portfolio Schedule	44

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the six months ended April 30, 2011. The report includes portfolio commentaries, listings of the Funds' investments, and their unaudited financial statements for the reporting period.

Each Fund's investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific Fund, a high level of current income exempt from that state's personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We generally invest in intermediate-term municipal bonds because our experience and research indicate strongly that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds with less volatility and risk. We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax-exempt current income over the long term.

In addition, I would like to provide an update on the Funds' tender offer activities. In February 2009, each Fund's Board of Directors authorized a tender offer program consisting of up to four tender offers over a two-year period. Under each program, if a Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expires. As part of the program, and to offset expenses associated with the tender offers, Neuberger Berman Management LLC agreed to voluntarily extend the management fee waivers then in place for each Fund for one year.

During the reporting period, the third of each Fund's 12-week measurement periods concluded. For the 12-week period ended November 10, 2010, each of the Funds traded at an average daily discount to NAV of less than 10% and, accordingly, was not required to conduct tender offers.

Thank you for your confidence in the Funds. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries

For the six months ended April 30, 2010, on a net asset value (NAV) basis, all three of the Neuberger Berman Intermediate Municipal Closed-End Funds posted negative returns and underperformed the Barclays Capital 10-Year Municipal Bond Index.

After a very difficult first half of the reporting period, the municipal market stabilized and then rallied over the second half of the period. All told, the Funds' index was down slightly over the six-month reporting period. Looking back, a number of issues dragged down the municipal market beginning in November 2010. These included the rising interest rate environment, concerns regarding sharply higher municipal defaults and a large increase in issuance of Build America Bonds at the end of the year. Collectively, this led to substantial redemptions from mutual fund shareholders and falling municipal bond prices. The municipal market then started to rebound in February 2011, as an anticipated rise in defaults did not materialize, new issuance sharply declined, tax receipts continued to improve and many municipalities made progress in getting their financial houses in order. In addition, demand from non-traditional investors, including institutions and hedge funds, increased as they found the asset class to be attractively valued.

The Funds' underperformance versus their benchmark was partially due to their yield curve positioning. Throughout the period, we utilized a barbell approach (investing in shorter and longer maturities). In contrast, the benchmark is concentrated in the eight- to 12-year portion of the curve, which was among the best-performing portions of the municipal yield curve.

Also negatively impacting performance was the overall lower credit quality of the Funds' holdings versus that of the benchmark. During the reporting period, higher quality bonds produced relatively stronger results than lower quality securities. To illustrate, the Barclays Capital AAA Municipal Bond Index returned -0.11% and the Barclays Capital BAA Municipal Bond Index returned -5.63% during the six months ended April 30, 2011. Finally, the use of leverage was not rewarded during the period, as it served to amplify the weak returns in the overall municipal market.

From a sector perspective, the Funds' lack of exposure to the tobacco sector (municipal bonds secured by tobacco settlement payments) contributed positively to their relative performance. The sector generated weak results as it was downgraded to below investment grade status in November 2010. This downgrade resulted in forced selling of tobacco bonds into a highly illiquid market by mutual funds that can only own investment grade securities.

Looking ahead, economic data for the first quarter of calendar year 2011 were consistent with our expectation for a continued economic expansion in the U.S. in calendar year 2011. We believe, however, that growth in the economy could slow if oil prices remain at elevated levels. Other headwinds facing the economy are the still-high unemployment rate, the potential for a double-dip in the housing market and declining federal, state and local spending. We also feel that the tax-exempt bond market could be impacted by congressional actions on issues related to stimulus and deficits. In our view, these factors, in addition to overall volatility in the global markets, deserve close monitoring. We continue to closely analyze the various influences on the municipal market and will adjust our outlook as needed.

In our view, many of the factors that contributed to the solid performance of tax-exempt bonds in recent months may play a role for the balance of the year. These include continued strong demand for reliable and liquid income-generating investments and the likelihood of higher marginal federal tax rates at some point down the road. Lastly, we believe that municipal bonds provide attractive relative values when compared to Treasuries and other high-quality fixed income sectors on a taxable-equivalent yield basis.

California Intermediate Municipal Fund Inc.

Neuberger Berman California Intermediate Municipal Fund generated a -1.63% return on an NAV basis for the six months ended April 30, 2011 and underperformed its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which provided a -0.41% return for the period.

As of April 30, 2011, the Fund was comprised of 75.9% revenue bonds, 18.9% general obligation bonds, 5.1% pre-refunded/escrow bonds, and 0.1% cash and cash equivalents. Bonds subject to the Alternative Minimum Tax (AMT) equaled 8.9% of assets. At the close of the reporting period, the Fund's duration was 4.8 years and its leverage position was 42.4% of assets.

Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Fund generated a -1.71% return on an NAV basis for the six months ended April 30, 2011 and underperformed its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which provided a -0.41% return for the period.

As of April 30, 2011, the Fund was comprised of 75.2% revenue bonds, 11.8% general obligation bonds, 12.0% pre-refunded/escrow bonds, and 1.0% cash and cash equivalents. Bonds subject to the AMT equaled 10.0% of assets. At the close of the reporting period, the Fund's duration was 5.3 years and its leverage position was 40.3% of assets.

New York Intermediate Municipal Fund Inc.

Neuberger Berman New York Intermediate Municipal Fund generated a -1.37% return on an NAV basis for the six months ended April 30, 2011 and underperformed its benchmark, the Barclays Capital 10-Year Municipal Bond Index, which provided a -0.41% return for the period.

As of April 30, 2011, the Fund was comprised of 78.9% revenue bonds, 8.8% general obligation bonds, 8.9% pre-refunded/escrow bonds, and 3.4% cash and cash equivalents. Bonds subject to the AMT equaled 10.2% of assets. At the close of the reporting period, the Fund's duration was 4.5 years and its leverage position was 40.2% of assets.

Sincerely,

Blake Miller and James L. Iselin
Portfolio Co-Managers

TICKER SYMBOLS
California Intermediate Municipal Fund Inc.	NBW
Intermediate Municipal Fund Inc.	NBH
New York Intermediate Municipal Fund Inc.	NBO

PERFORMANCE HIGHLIGHTS
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2011
NAV1,3,4,5	Date	04/30/2011	1 Year	5 Years	Life of Fund
California Intermediate Municipal Fund Inc.	09/24/2002	-1.63%	4.26%	5.48%	5.66%
Intermediate Municipal Fund Inc.	09/24/2002	-1.71%	4.31%	5.11%	5.53%
New York Intermediate Municipal Fund Inc.	09/24/2002	-1.37%	4.10%	5.33%	5.45%
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2011
Market Price2,3,4,5	Date	04/30/2011	1 Year	5 Years	Life of Fund
California Intermediate Municipal Fund Inc.	09/24/2002	-2.98%	3.86%	5.64%	4.37%
Intermediate Municipal Fund Inc.	09/24/2002	0.20%	8.17%	7.31%	5.09%
New York Intermediate Municipal Fund Inc.	09/24/2002	-7.74%	-2.58%	4.63%	4.16%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Funds are subject to change. Investment returns will fluctuate. Past performance is no guarantee of future results.

CALIFORNIA INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	0.5%
California	84.4
Guam	2.0
Illinois	0.9
Massachusetts	0.7
Nevada	0.8
New York	1.1
Pennsylvania	1.9
Puerto Rico	6.6
Texas	1.1
Total	100.0%

INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Alabama	1.0%
Arizona	5.1
California	12.5
Colorado	2.2
District of Columbia	0.3
Florida	0.5
Georgia	1.8
Guam	1.6
Hawaii	1.0
Illinois	8.4
Indiana	6.2
Iowa	3.1
Kentucky	0.5
Louisiana	0.3
Maryland	0.2
Massachusetts	5.2
Michigan	2.2
Minnesota	2.1
Mississippi	1.0
Missouri	3.7
Nevada	2.3
New Hampshire	1.7%
New Jersey	1.7
New York	5.2
North Carolina	1.5
North Dakota	1.0
Ohio	1.5
Oregon	0.1
Other	0.5
Pennsylvania	2.9
Puerto Rico	0.8
South Carolina	0.8
Tennessee	1.4
Texas	8.4
Utah	1.4
Virginia	0.6
Washington	4.1
West Virginia	0.3
Wisconsin	3.8
Wyoming	1.1
Total	100.0%

NEW YORK INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	0.4%
California	2.4
Guam	2.2
Illinois	0.7
Massachusetts	0.8
Nevada	0.9
New York	84.6
Pennsylvania	1.3
Puerto Rico	5.4
Texas	1.3
Total	100.0%

Endnotes

1	Returns based on the net asset value ("NAV") of each Fund.

2	Returns based on the market price of Fund shares on the NYSE Amex.

3	A portion of the income from each Fund may be a tax preference item for purposes of the Federal alternative Minimum Tax for certain investors.

4
Neuberger Berman Management LLC ("Management") has contractually agreed to waive a portion of the management fees that it is entitled to receive from each Fund. Each undertaking lasts until October 31, 2011. Management has voluntarily extended these waivers for one year until October 31, 2012. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of each Fund would be lower.

5	Performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

Barclays Capital 10-Year Municipal Bond Index:
An unmanaged index that is the 10-year (8-12) component of the Barclays Capital Municipal Bond Index, which is a rules- based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade, have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Funds may invest in securities not included in the index.

Schedule of Investments California Intermediate Municipal Fund Inc.
(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
Arizona (0.9%)
$750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$711

California (145.7%)
3,120	Abag Fin. Au. Cert. of Participation Rev. (Episcopal Homes Foundation), Ser. 1998, 5.13%, due 7/1/18	3,121	ß
600	Abag Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003-C, 5.13%, due 3/1/18	618	ß
1,250	Alameda Co. Cert. of Participation Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.38%, due 12/1/17	1,281
1,285	Bay Area Gov't Assoc. BART SFO Extension Rev. (Arpt. Premium Fare), Ser. 2002-A, (AMBAC Insured), 5.00%, due 8/1/21	1,193
1,750	California Ed. Fac. Au. Ref. Rev. (Stanford Univ.), Ser. 2001-R, 5.00%, due 11/1/21	1,778	ß
500	California Ed. Fac. Au. Rev. (Scripps College), Ser. 2007, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/15	561	ß
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	1,985
1,355	California HFA Home Mtge. Rev., Ser. 2007-E, 5.00%, due 2/1/42	1,345
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2004-I, 4.95%, due 7/1/26 Putable 7/1/14	2,128	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2009-C, 5.00%, due 7/1/37 Putable 7/2/12	2,079	µß
2,000	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	2,050	ß
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Apportionment Lease Revenue Bonds (King City Joint Union High Sch. Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24	944
500	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A, 5.00%, due 6/1/16	498
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,083	ß
2,500	California St. Dept. of Wtr. Res. Pwr. Supply Rev., Ser. 2002-A, 5.75%, due 5/1/17 Pre-Refunded 5/1/12	2,662
2,250	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	2,342
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B, 5.50%, due 6/1/20	1,146
1,000	California St. Pub Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End ), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/16	1,054
2,000	California Statewide CDA Cert. of Participation Rev. (Children's Hosp. Los Angeles), Ser. 1999, 5.13%, due 8/15/19	1,974	ß
1,180	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999, 5.38%, due 4/1/17	1,180	ß
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	1,013	ß
5,000	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	5,344	ß
200	California Statewide CDA Ref. Rev. (Los Angeles Co. Museum of Art), Ser. 2008-D, (LOC: Wells Fargo & Co.), 0.22%, due 12/1/34	200	µß
1,425	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,412	ß
1,000	California Statewide CDA Rev. (Daughters of Charity Hlth.), Ser. 2005-G, 5.00%, due 7/1/22	883	ß
1,255	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009, 6.25%, due 11/15/19	1,299	ß
1,500	California Statewide CDA Rev. (St. Joseph Hlth. Sys.), Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.13%, due 7/1/24	1,516	ß
405	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	384	ß
1,020	Cerritos Pub. Fin. Au. Sub. Tax Allocation Rev. (Cerritos Redev. Proj.), Ser. 2002-B, 4.40%, due 11/1/16	962
1,500	Compton Unified Sch. Dist. Ref. G.O. (Election 2002), Ser. 2006-D, (AMBAC Insured), 0.00%, due 6/1/14	1,380
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%, due 12/15/21	1,274	ß
820	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/12	830
250	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/13	254
2,000	Fresno Joint Pwr. Fin. Au. Lease Rev. (Master Lease Proj.), Ser. 2008-A, (Assured Guaranty Insured), 5.00%, due 4/1/23	2,049
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 2/1/17	1,127

See Notes to Schedule of Investments	7

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
$2,835	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002,	$2,887
	(National Public Finance Guarantee Corp. Insured), 5.00%, due 12/1/16
2,480	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,527
2,000	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2010, 5.50%, due 12/1/24	1,867
1,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	801	i
1,245	Long Beach Bond Fin. Au. Tax Allocation Rev. (Downtown, North Long Beach, Poly High, & West Beach Redev. Proj.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 8/1/17 Pre-Refunded 8/1/12	1,321
500	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	525
4,000	Los Angeles Dept. of Arpts. Rev. (Los Angeles Int'l Arpt.), Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/15/18	4,150	ØØ
1,500	Los Angeles Harbor Dept. Ref. Rev., Ser. 2001-B, (AMBAC Insured), 5.50%, due 8/1/17	1,515
500	Marin Co. Dixie Elementary Sch. Dist. G.O., Ser. 2000-A, (AGM Insured), 5.38%, due 8/1/17	505
1,045	Marin Co. Muni. Wtr. Dist. Wtr. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.00%, due 7/1/17	1,078
1,070	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	736
1,090	Moreland Sch. Dist. Ref. G.O., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.13%, due 9/1/17	1,113
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	932
535	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/16	550
565	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/17	580
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.70%, due 9/1/18	416
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.75%, due 9/1/19	403
1,045	Oakland G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/15/15	1,070
1,210	Oakland G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/15/18	1,232
605	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/16 Pre-Refunded 3/1/13	652
635	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/17 Pre-Refunded 3/1/13	684
1,290	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/17	1,325
1,445	Oceanside Cert. of Participation Ref. Rev., Ser. 2003-A, (AMBAC Insured), 5.25%, due 4/1/14	1,514
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,462
3,890	Port of Oakland Ref. Rev., Ser. 2002-N, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/13	4,041
440	Roseville Stone Point Comm. Fac. Dist. Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	431
1,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,024
2,600	Sacramento Muni. Utils. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	3,019
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24	1,549
400	San Diego Pub. Facs. Fin. Au. Lease Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/19	422	ñ
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	831
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	821
2,000	San Diego Unified Sch. Dist. G.O. (Election 1998), Ser. 2002-D, (FGIC Insured), 5.25%, due 7/1/21	2,117
1,000	San Francisco City & Co. Arpts. Commission Int'l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/21	1,076
1,000	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (Mission Bay North Redev.), Ser. 2009-C, 5.50%, due 8/1/22	942
2,115	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (San Francisco Redev. Proj.), Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 8/1/18	2,151
1,615	San Jose Arpt. Ref. Rev., Ser. 2003-B, (AGM Insured), 5.00%, due 3/1/12	1,669
925	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%, due 12/1/22	873	ß
1,900	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured), 5.00%, due 8/1/18	1,812
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured), 5.00%, due 8/1/21	959
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/18	740
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured Guaranty Insured), 5.00%, due 12/1/21	1,509

See Notes to Schedule of Investments	8

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
$1,620	Santa Clara Co. Fremont Union High Sch. Dist. G.O. (Election 1998), Ser. 2002-C, (AGM Insured), 5.00%, due 9/1/20 Pre-Refunded 9/1/12	$1,721
485	Santa Maria Bonita Sch. Dist. Cert. of Participation (Cap. Imp. & Ref. Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 3/1/14	486
525	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.40%, due 7/1/13	540
505	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.50%, due 7/1/14	521
655	South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev. Proj. Number 1), Ser. 2002, (XLCA Insured), 5.00%, due 9/1/16	657
1,500	Sulphur Springs Union Sch. Dist. Cert. Participation (Cap. Appreciation), Ser. 2010, (AGM Insured), 0.00%, due 12/1/37	1,145	g
1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (AGM Insured), 5.00%, due 9/1/21	1,322
1,300	Tulare Local Hlth. Care Dist., Ser. 2007, 5.00%, due 11/1/20	1,250
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	1,738	f
2,250	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	770	Øh
		116,930
Guam (3.5%)
700	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	725
1,000	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	936
1,110	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.25%, due 11/1/18	1,134
		2,795
Illinois (1.6%)
815	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	778
500	Illinois Fin. Au. Rev. (Navistar Int'l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	504	ß
		1,282
Massachusetts (1.1%)
1,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 5.00%, due 12/1/30	942

Nevada (1.4%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,109

New York (1.9%)
1,000	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	1,004	ß
500	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	505	ß
		1,509
Pennsylvania (3.2%)
1,000	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.00%, due 1/1/18	1,038	ß
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	1,526	a
		2,564
Puerto Rico (11.3%)
1,500	Puerto Rico Elec. Pwr. Au. Pwr. Ref. Rev., Ser. 2007-VV, 5.50%, due 7/1/20	1,616
1,000	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	899
1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/15	1,012	ß
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/17	3,082
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	1,010

See Notes to Schedule of Investments	9

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
$1,500	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/24	$1,505
		9,124
Texas (1.9%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010,	1,526	ßØØ
	5.25%, due 11/1/40

	Total Investments (172.5%) (Cost $137,946)	138,492	##
	Cash, receivables and other assets, less liabilities (1.0%)	775
	Liquidation Value of Auction Market Preferred Shares [(73.5%)]	(59,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$80,267

See Notes to Schedule of Investments	10

Schedule of Investments Intermediate Municipal Fund Inc. (Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
Alabama (1.6%)
$4,210	DCH Hlth. Care Au. Hlth. Care Fac. Rev., Ser. 2002, 5.25%, due 6/1/14	$4,333
Arizona (8.4%)
1,465	Arizona Energy Management Svcs. (Main) LLC Energy Conservation Rev.	1,513	ß
	(Arizona St. Univ. Proj.-Main Campus), Ser. 2002, (National Public Finance Guarantee Corp. Insured),
	5.25%, due 7/1/17
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (Assured Guaranty Insured), 5.13%, due 9/1/21	5,237
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008-A, 5.00%, due 10/1/22	2,505
5,730	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.), Ser. 2008, 7.50%, due 5/1/19	6,243	ß
1,840	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,931
1,155	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,183
1,750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	1,659
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	2,015
		22,286
California (20.8%)
2,025	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	2,010
2,250	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	1,960	ß
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund (King City Joint Union High Sch.), Ser. 2010, 5.13%, due 8/15/24	1,628
1,955	California St. G.O., Ser. 2003, (AMBAC Insured), 5.00%, due 2/1/27	2,015
1,685	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	1,579
1,845	California St. G.O., Ser. 2005, 5.00%, due 3/1/19	1,961
1,500	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svcs. Cap East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/17	1,559
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,297
1,240	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16	1,326	ß
1,210	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,199	ß
3,000	Cerritos Pub. Fin. Au. Rev. (Tax Allocation Redev. Proj.), Ser. 2002-A, (AMBAC Insured), 5.00%, due 11/1/19	2,899
2,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/33	2,145
2,220	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Ser. 2003-A1, 6.25%, due 6/1/33	2,389
2,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	1,601	i
3,620	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured), 0.00%, due 8/1/24	1,547
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E, (Assured Guaranty Insured), 0.00%, due 8/1/29	3,050	b
2,080	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/18	2,129
5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 0.00%, due 8/1/34	3,579	c
2,060	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/19	1,399
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B, 0.00%, due 8/1/34	1,159	d
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	741
2,000	San Francisco City & Co. Arpt. Commission Int'l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,041
6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A, 0.00%, due 8/1/32	2,764	e
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	5,255	f
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009, (Assured Guaranty Insured), 0.00%, due 8/1/26	1,952
3,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	1,027	Øh
		55,211

See Notes to Schedule of Investments	11

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
Colorado (3.7%)
$4,220	Colorado Springs Utils. Sys. Sub. Lien Ref. Rev., Ser. 2002-A, (AMBAC Insured), 5.38%, due 11/15/18	$4,457
1,030	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 1991-D, (XLCA Insured), 7.75%, due 11/15/13	1,128
4,000	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/15/14	4,171
		9,756
District of Columbia (0.4%)
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys., Ser. 2008-A, 5.50%, due 10/1/18	1,133

Florida (0.9%)
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32 Pre-Refunded 8/15/19	1,377	ß
1,000	Sarasota Co. Util. Sys. Ref. Rev., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 10/1/20	1,044
		2,421
Georgia (2.9%)
4,575	Henry Co. Wtr. & Swr. Au. Ref. Rev., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.13%, due 2/1/17	4,889
2,710	Newnan Hosp. Au. Rev. Anticipation Cert. (Newnan Hosp., Inc. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	2,933	ß
		7,822
Guam (2.6%)
1,220	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/20	1,258
650	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/21	663
2,550	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 6.00%, due 7/1/25	2,561
2,630	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	2,462
		6,944
Hawaii (1.7%)
2,500	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc.), Ser. 1999-D, (AMBAC Insured), 6.15%, due 1/1/20	2,500	ß
2,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc.-Subsidiary), Ser. 2009, 6.50%, due 7/1/39	2,009	ß
		4,509
Illinois (14.0%)
4,800	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	4,583
180	Chicago G.O. (Unrefunded Bal.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 1/1/17	188
1,500	Chicago Metro. Wtr. Reclamation Dist. Cap. Imp. G.O., Ser. 2002-C, 5.38%, due 12/1/16 Pre-Refunded 12/1/12	1,616
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,104
5,130	Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History), Ser. 2002, 4.30%, due 11/1/36 Putable 11/1/13	5,320	µß
1,875	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.00%, due 4/1/16	1,925	ß
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24	3,939	ß
4,000	Illinois Fin. Au. Rev. (Clare Oaks Proj.), Ser. 2006-A, 5.75%, due 11/15/16	2,359	ß
1,960	Illinois Fin. Au. Rev. (Navistar Int'l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	1,974	ß
5,840	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22	5,969	ß
3,000	Illinois Hlth. Fac. Au. Rev. (Loyola Univ. Hlth. Sys.) (Unrefunded Bal.), Ser. 1997-A,	3,199	ß
	(National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/14
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured), 5.50%, due 6/15/17	2,007
1,850	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%, due 1/1/31	1,963
		37,146

See Notes to Schedule of Investments	12

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
Indiana (10.2%)
$4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D, 5.50%, due 8/1/29	$4,050	ß
3,535	Indiana Bond Bank Rev. (St. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17 Pre-Refunded 2/1/13	3,868
965	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17	1,031
320	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2002-B, 5.25%, due 2/1/18	337
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B, 5.00%, due 2/15/21	4,035	ß
2,050	Indiana Hlth. Fac. Fin. Au. Rev. (Hlth. Sys. Sisters of St. Francis), Ser. 2001, 5.35%, due 11/1/15	2,103	ß
1,000	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/18	1,040
1,065	Indiana St. Rec. Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/18	1,107
1,125	Indiana St. Rec. Dev. Comm. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 7/1/19	1,167
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 5.75%, due 12/1/21	3,712
2,580	Indianapolis Local Pub. Imp. Rev. (Indianapolis Arpt. Au. Proj.), Ser. 2003-A, (AGM Insured), 5.63%, due 1/1/17	2,670
2,000	Jasper Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth. Care Ctr. Proj.), Ser. 2002, (Radian Insured), 5.50%, due 11/1/17	2,008	ß
		27,128
Iowa (5.1%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	1,074
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22	5,868
2,750	Iowa Std. Loan Liquidity Corp. Std. Loan Rev., Ser. 2009-3, 5.50%, due 12/1/19	2,868
2,535	Iowa Tobacco Settlement Au. Tobacco Settlement Asset-Backed Rev., Ser. 2001-B, 5.30%, due 6/1/25 Pre-Refunded 6/1/11	2,570
1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. G.O. (Merged Area X), Ser. 2007-1B, 5.00%, due 6/1/17	1,077
		13,457
Kentucky (0.9%)
2,470	Louisville & Jefferson Co. Reg. Arpt. Au. Spec. Facs. Rev. (AIRIS Louisville LLC Proj.), Ser. 1999-A, 5.50%, due 3/1/19	2,410	ß
10	Shelby Co. Lease Rev., Ser. 2004-A, (LOC: U.S. Bank), 0.26%, due 9/1/34	10	µ
		2,420
Louisiana (0.6%)
1,500	Louisiana Local Gov't. Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2, 6.50%, due 11/1/35	1,505	ß

Maryland (0.4%)
1,000	Maryland St. Hlth. & Higher Ed. Fac. Au. Rev. (Union Hosp. of Cecil Co.), Ser. 2002, 5.50%, due 7/1/14	1,034	ß
Massachusetts (8.6%)
1,850	Massachusetts St. G.O., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.38%, due 1/1/18 Pre-Refunded 1/1/13	1,992
5,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/25	4,878
1,375	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 5.00%, due 12/1/30	1,294
1,525	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville Reg. Hosp.), Ser. 1998-C, 5.75%, due 7/15/13	1,526	ß
4,935	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (New England Med. Ctr. Hosp.), Ser. 2002-H, (FGIC Insured), 5.38%, due 5/15/16 Pre-Refunded 5/15/12	5,189	ß
5,030	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	5,307
2,775	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (Unrefunded Bal. Rev. Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16	2,804
		22,990

See Notes to Schedule of Investments	13

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
Michigan (3.7%)
$1,375	Macomb Co. New Haven Comm. Sch. Bldg. & Site G.O., Ser. 2002,	$1,473
	5.25%, due 5/1/17 Pre-Refunded 11/1/12
2,000	Oakland Co. Econ. Dev. Corp. Ltd. Oblig. Rev. (Michigan Motion Picture Studios Proj. Rec. Zone), Ser. 2010-A, 7.00%, due 8/1/40	1,891
3,850	Royal Oak Hosp. Fin. Au. Hosp. Ref. Rev. (William Beaumont Hosp.), Ser. 1996, 6.25%, due 1/1/12	3,950	ß
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	1,809
670	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	657
		9,780
Minnesota (3.4%)
2,000	Freeborn Co. Hsg. & Redev. Au. Lease Rev. (Criminal Justice Ctr. Proj.), Ser. 2002, 5.38%, due 2/1/17	2,024
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,145	ß
2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children's Hlth. Care Facs.), Ser. 2010-A1, (AGM Insured), 4.50%, due 8/15/24	2,328	ß
2,540	St. Paul Port Au. Lease Rev. (Office Bldg.), Ser. 2002, 5.00%, due 12/1/17	2,664
		9,161
Mississippi (1.7%)
4,000	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	3,939	ß
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	577	ß
		4,516
Missouri (6.2%)
3,495	Bi State Dev. Agcy. Metro. Dist. Rev. (Metrolink Cross Co. Proj.), Ser. 2002-B, (AGM Insured), 5.25%, due 10/1/16	3,760
1,860	Boone Co. Hosp. Ref. Rev. (Boone Hosp. Ctr.), Ser. 2002, 5.05%, due 8/1/20	1,869	ß
2,425	Branson Dev. Fin. Board Infrastructure Fac. Board Rev., Ser. 2003-A, 5.00%, due 12/1/17	2,470
605	Branson Ind. Dev. Au. Tax Increment Rev. (Branson Landing-Retail Proj.), Ser. 2005, 5.25%, due 6/1/21	506
1,250	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16 Pre-Refunded 1/1/13	1,354
750	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Unrefunded Bal. Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16	802
2,275	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	2,303	ß
245	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-II, (FHA Insured), 5.25%, due 12/1/16	247	j
110	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-III, (FHA Insured), 5.05%, due 12/1/15	110
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%, due 4/1/26	3,066
		16,487
Nevada (3.9%)
1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	1,776
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	3,933
4,355	Las Vegas Valley Wtr. Dist. Ref. & Wtr. Imp. G.O., Ser. 2003-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/1/16	4,617
		10,326
New Hampshire (2.8%)
2,600	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Dartmouth-Hitchcock Clinic), Ser. 2009, 5.00%, due 8/1/19	2,657	ß
1,700	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Univ. Sys. of New Hampshire) (Unrefunded Bal.), Ser. 2001, (AMBAC Insured), 5.38%, due 7/1/17	1,728	ß
3,000	Strafford Co. G.O. (TANS), Ser. 2011, 6.50%, due 12/30/11	3,019
		7,404
New Jersey (2.8%)
6,900	New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology), Ser. 2002-C, 5.25%, due 7/1/17 Pre-Refunded 7/1/13	7,574	ß

See Notes to Schedule of Investments	14

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
New York (8.6%)
$605	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	$633
2,580	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/14	2,681	ß
2,750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	2,778	ß
60	New York G.O., Ser. 2002-C, 5.50%, due 8/1/15 Pre-Refunded 2/1/13	65
3,190	New York G.O. (Unrefunded Bal.), Ser. 2002-C, 5.50%, due 8/1/15	3,435
1,100	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
1,700	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/20 Pre-Refunded 3/15/13	1,855
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/33	4,016	ß
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	1,899
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,235
3,000	Tobacco Settlement Fin. Corp., Ser. 2003-B-1C, 5.50%, due 6/1/21	3,158
		22,755
North Carolina (2.4%)
5,250	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2009-A, 5.00%, due 1/1/26	5,439
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,057
		6,496
North Dakota (1.6%)
4,100	Fargo Hlth. Sys. Rev. (Meritcare Obligated Group), Ser. 2002-A, (AMBAC Insured), 5.63%, due 6/1/17 Pre-Refunded 6/1/12	4,332	ß

Ohio (2.5%)
2,750	New Albany Comm. Facs. Au. Rev., Ser. 2001-B, (AMBAC Insured), 5.13%, due 10/1/21	2,763
3,760	Ohio St. Air Quality Dev. Au. Env. Imp. Ref. Rev. (USX Corp. Proj.), Ser. 1995, 5.00%, due 11/1/15 Putable 11/1/11	3,817	µß
		6,580
Oregon (0.2%)
400	Medford Hosp. Facs. Au. Rev. (Rogue Valley Manor Proj.), Ser. 2007, (LOC: Bank of America), 0.27%, due 8/15/37	400	µß

Pennsylvania (4.8%)
1,765	Cumberland Co. West Shore Area Au. Hosp. Rev. (Holy Spirit Hosp. of the Sisters of Christian Charity Proj.), Ser. 2001, 6.05%, due 1/1/19 Pre-Refunded 1/1/12	1,831	ß
565	Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003, 5.25%, due 7/1/18 Pre-Refunded 7/1/13	622
435	Delaware River Joint Toll Bridge Comm. Sys. Rev. (Unrefunded Bal.), Ser. 2003, 5.25%, due 7/1/18	454
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	1,968	ß
5,000	Montgomery Co. Higher Ed. & Hlth. Au. Hosp. Rev. (Abington Mem. Hosp. Proj.), Ser. 2002-A, 5.00%, due 6/1/19	5,079	ß
1,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	763	a
1,480	Sayre Hlth. Care Fac. Au. Rev., (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21 Pre-Refunded 12/1/11	1,541	ß
520	Sayre Hlth. Care Fac. Au. Rev. (Unrefunded Bal.), (Guthrie Hlth. Proj.), Ser. 2002-A, 5.75%, due 12/1/21	529	ß
		12,787
Puerto Rico (1.4%)
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	675
3,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/39 Pre-Refunded 8/1/11	3,034	µ
		3,709

See Notes to Schedule of Investments	15

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
South Carolina (1.3%)
$1,100	Charleston Co. Sch. Dist. G.O., Ser. 2001, (AGM Insured), 5.00%, due 2/1/18 Pre-Refunded 2/1/12	$1,139
2,140	Mt. Pleasant Town Waterworks & Swr. Sys. Ref. & Imp. Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,260
		3,399
Tennessee (2.3%)
1,655	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev., Ser. 2002-A, (AGM Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	1,790
1,360	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev. (Unrefunded Bal.), Ser. 2002-A, (AGM Insured), 5.50%, due 1/1/18	1,395
2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	2,926
		6,111
Texas (13.9%)
4,145	Anson Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at Dallas-Waterview Park Proj.), Ser. 2002, (ACA Insured), 5.00%, due 1/1/23	2,993	ß
3,600	Corpus Christi Tax & Muni. Hotel Occupancy Tax G.O., Ser. 2002, (AGM Insured), 5.50%, due 9/1/17	3,766
1,935	Dallas-Fort Worth Int'l Arpt. Imp. Rev., Ser. 2004-B, (AGM Insured), 5.50%, due 11/1/18	2,068
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008-B, 5.00%, due 10/1/19 Pre-Refunded 10/1/18	2,748
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	2,884
2,210	Harris Co. Toll Road Sr. Lien Rev., (Unrefunded Bal.), Ser. 2002, (AGM Insured), 5.38%, due 8/15/16 Pre-Refunded 8/15/12	2,352
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	579	ß
3,235	Houston Arpt. Sys. Sub. Lien. Ref. Rev., Ser. 2001-A, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/16	3,314
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,117
4,780	North Central Hlth. Fac. Dev. Corp. Hosp. Ref. Rev. (Baylor Hlth. Care Sys. Proj.), Ser. 1998, 5.10%, due 5/15/13	4,794	ß
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,327
950	Northwest Texas Independent Sch. Dist. Sch. Bldg., Ser. 2002, (PSF Insured), 5.50%, due 8/15/17 Pre-Refunded 2/15/13	1,033
50	Northwest Texas Independent Sch. Dist. Sch. Bldg. (Unrefunded Bal.), Ser. 2002, (PSF Insured), 5.50%, due 8/15/17	54
20	San Antonio Cert. of Oblig. G.O., Ser. 2002, 5.00%, due 2/1/14 Pre-Refunded 2/1/12	21
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev., (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	504	ß
910	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19 Pre-Refunded 9/1/12	972
1,000	Southmost Reg. Wtr. Au. Wtr. Supply Contract Rev. (Unrefunded Bal.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/19	1,028
160	Texas Std. Hsg. Corp. Std. Hsg. Rev. (Midwestern St. Univ. Proj.), Ser. 2002, 5.50%, due 9/1/12	166
1,000	Trinity River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 2/1/16 Pre-Refunded 2/1/13	1,086
1,085	Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg. Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13	1,110	ß
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,168
		37,084
Utah (2.3%)
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,191	ß
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,301
500	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.00%, due 7/1/20	510
450	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.25%, due 7/1/21	459
650	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.45%, due 7/1/22	664
		6,125

See Notes to Schedule of Investments	16

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
Virginia (1.0%)
$2,620	Peninsula Ports Au. Res. Care Fac. Ref. Rev. (VA Baptist Homes), Ser. 2006-C, 5.25%, due 12/1/21	$1,731	ß
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22	948	ß
		2,679
Washington (6.8%)
6,250	Port of Seattle Sub. Lien Rev., Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/16	6,450
1,000	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	938
1,000	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/23	1,009
1,625	Skagit Co. Pub. Hosp. Dist. Ref. Rev., Ser. 2003, 6.00%, due 12/1/18	1,675
2,500	Tacoma Wtr. Sys. Rev., Ser. 2001, (National Public Finance Guarantee Corp. Insured), 5.13%, due 12/1/19 Pre-Refunded 12/1/11	2,570
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	2,324	ß
3,125	Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem. Hosp. Assoc.), Ser. 2002, (ACA Insured), 5.00%, due 12/1/17	3,115	ß
		18,081
West Virginia (0.4%)
1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	1,126

Wisconsin (6.3%)
810	Badger Tobacco Asset Securitization Corp. Tobacco Settlement Asset-Backed Rev., Ser. 2002, 6.13%, due 6/1/27	843
1,900	Univ. of Wisconsin Hosp. & Clinics Au. Hosp. Rev., Ser. 2002-B, 5.50%, due 4/1/12	1,951
1,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/35	1,010	ß
1,225	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/39	1,111	ß
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Franciscan Sisters Hlth. Care), Ser. 2007, 5.00%, due 9/1/14	1,024	ß
2,780	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Kenosha Hosp. & Med. Ctr., Inc. Proj.), Ser. 1999, 5.50%, due 5/15/15	2,784	ß
5,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 2008-B3, 5.00%, due 10/1/30	5,003	ß
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,012	ß
		16,738
Wyoming (1.8%)
4,895	Wyoming Comm. Dev. Au. Hsg. Rev., Ser. 2006-6, 5.00%, due 12/1/21	4,895

Other (0.8%)
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	2,236	#

	Total Investments (165.7%) (Cost $437,308)	440,876	##

	Cash, receivables and other assets, less liabilities (1.7%)	4,564

	Liquidation Value of Auction Market Preferred Shares [(67.4%)]	(179,400)

	Total Net Assets Applicable to Common Shareholders (100.0%)	$266,040

See Notes to Schedule of Investments	17

Schedule of Investments New York Intermediate Municipal Fund Inc.
(Unaudited)

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
Arizona (0.7%)
$500	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$474

California (4.0%)
3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/24	1,426
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,433
		2,859
Guam (3.7%)
500	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	518
1,000	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	936
1,135	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,165
		2,619
Illinois (1.1%)
815	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	778

Massachusetts (1.3%)
1,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 5.00%, due 12/1/30	942

Nevada (1.5%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,109

New York (139.7%)
3,000	Albany IDA Civic Fac. Rev. (Charitable Leadership Foundation Ctr. for Med. Science Proj.), Ser. 2002-A, 6.00%, due 7/1/19	2,400	ß
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	485	ß
1,000	Dutchess Co. IDA Civic Fac. Ref. Rev. (Marist College Proj.), Ser. 2003-A, 5.15%, due 7/1/17	1,039	ß
1,000	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25	1,067
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,562	ß
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (BHAC Insured), 5.00%, due 12/1/21	1,117
700	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	732
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. of Rochester), Ser. 2005, 5.00%, due 8/1/15	1,057	ß
980	Monroe Co. IDA Std. Hsg. Rev. (Collegiate Hsg. Foundation—Rochester Institute of Technology Proj.), Ser. 1999-A, 5.25%, due 4/1/19	914	ß
1,000	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	1,010
1,000	Monroe Co. Pub. Imp. Ref. G.O., Ser. 1996, 6.00%, due 3/1/13	1,085
1,100	Nassau Co. IDA Civic Fac. Rev. (Cold Spring Harbor Laboratory), Ser. 2008, (LOC: JP Morgan Chase), 0.23%, due 1/1/42	1,100	µß
1,125	Nassau Co. IDA Continuing Care Retirement (The Amsterdam Harborside), Ser. 2007-A, 5.88%, due 1/1/18	1,130	ß
30	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16 Pre-Refunded 8/1/12	32
970	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16	1,024
100	New York City G.O., Ser. 2006-I3, (LOC: Bank of America), 0.27%, due 4/1/36	100	µ
950	New York City G.O., Ser. 2009-B, 5.00%, due 8/1/22	1,043
1,000	New York City G.O., Ser. 2009-E, 5.00%, due 8/1/21	1,105
1,410	New York City Hlth. & Hosp. Corp. Rev., Ser. 2002-A, (AGM Insured), 5.50%, due 2/15/13 Pre-Refunded 2/15/12	1,468
4,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2002-E2, 5.05%, due 11/1/23	4,005
1,000	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/15	1,034	ß
1,030	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/17	1,053	ß

See Notes to Schedule of Investments	18

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
$2,920	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	$2,973	ß
750	New York City IDA Liberty Rev. (7 World Trade Ctr., LLC Proj.), Ser. 2005-A, 6.25%, due 3/1/15	758	ß
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19 Putable 1/1/16	2,104	µß
960	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 1992-A, (AMBAC Insured), 5.88%, due 6/15/13	1,068
2,000	New York City Transitional Fin. Au. (Future Tax Secured), Subser. 2002-C2, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.23%, due 8/1/31	2,000	µ
215	New York City Transitional Fin. Au. Ref. Rev. (Future Tax Secured), Ser. 2002-C, (AMBAC Insured), 5.25%, due 8/1/17 Pre-Refunded 8/1/12	228
1,810	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2002-C, (AMBAC Insured), 5.25%, due 8/1/17 Pre-Refunded 8/1/12	1,922
1,000	New York City Transitional Fin. Au. Rev. (NYC Rec.), Ser 2002-1D, (LOC: Landesbank Hessen-Thueringen Girozentrale), 0.23%, due 11/1/22	1,000	µ
660	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
2,000	New York St. Dorm. Au. Court Fac. Lease Rev. (New York City Issue), Ser. 2003-A, 5.50%, due 5/15/17 Pre-Refunded 5/15/13	2,204
1,675	New York St. Dorm. Au. Insured Rev. (Long Island Univ.), Ser. 2003-A, (Radian Insured), 5.25%, due 9/1/15	1,701	ß
1,600	New York St. Dorm. Au. Insured Rev. (The Culinary Institute of America), Ser. 1999, (National Public Finance Guarantee Corp. Insured), 5.38%, due 7/1/15	1,610	ß
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,119	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
1,125	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	1,247
1,000	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/14	1,013	ß
1,000	New York St. Dorm. Au. Rev. (Lenox Hill Hosp. Oblig. Group Proj.), Ser. 2001, 5.75%, due 7/1/16	1,012	ß
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/21	1,980	ß
500	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	505	ß
2,855	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	3,022	ß
2,410	New York St. Dorm. Au. Rev. (Rochester Institute of Technology Proj.), Ser. 2002-A, (AMBAC Insured), 5.25%, due 7/1/19 Pre-Refunded 7/1/12	2,548	ß
1,000	New York St. Dorm. Au. Rev. (Sch. Dist. Financing Proj.), Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.75%, due 10/1/17	1,056
3,000	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Bank), 4.60%, due 7/1/16	3,000	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009, 5.00%, due 7/1/24	477	ß
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	937	ß
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/24	1,686	ß
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A, 5.00%, due 7/1/20	1,017	ß
1,030	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B, 5.25%, due 7/1/24	1,027	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John's Univ.), Ser. 2007-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/19	2,260	ß
2,600	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/17 Pre-Refunded 3/15/13	2,837
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,506
2,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 1997-67, 5.70%, due 10/1/17	2,001
1,230	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/23	1,306
1,295	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/24	1,368
1,475	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2007-B, 5.00%, due 4/1/20	1,643
1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B, 5.00%, due 4/1/19	1,247
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,397

See Notes to Schedule of Investments	19

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)
$965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	$1,050
1,375	New York Tobacco Settlement Fin. Corp., Ser. 2003-B1C, 5.50%, due 6/1/22	1,443
2,000	Niagara Co. IDA Civic Fac. Rev. (Niagara Univ. Proj.), Ser. 2001-A, (Radian Insured), 5.50%, due 11/1/16	2,044	ß
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,132	ß
3,000	Port Au. of NY & NJ Rev. Consolidated Bonds, Ser. 2002, (AMBAC Insured), 5.50%, due 12/15/12	3,198
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	984	ß
1,570	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/24	1,573
2,000	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23	2,178
1,535	Ulster Co. Res. Rec. Agcy. Solid Waste Sys. Ref. Rev., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	1,613
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,529
1,000	Westchester Co. IDA Continuing Care Retirement Comm. Rev. (Kendal on Hudson Proj.), Ser. 2003-B, 6.50%, due 1/1/34 Putable 1/1/13	1,003	µß
		100,339
Pennsylvania (2.1%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	1,526	a

Puerto Rico (8.9%)
1,500	Puerto Rico Commonwealth Gov't Dev. Bank, Ser. 1985, (National Public Finance Guarantee Corp. Insured), 4.75%, due 12/1/15	1,526
1,050	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (XLCA Insured), 5.50%, due 7/1/17	1,122
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	675
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/16	1,069	ß
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/24	1,003
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/39 Pre-Refunded 8/1/11	1,011	µ
		6,406
Texas (2.1%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010, 5.25%, due 11/1/40	1,526	ß
	Total Investments (165.1%) (Cost $118,463)	118,578	##
	Cash, receivables and other assets, less liabilities (2.1%)	1,509
	Liquidation Value of Auction Market Preferred Shares [(67.2%)]	(48,250)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$71,837

See Notes to Schedule of Investments	20

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate"), and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	●	Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in municipal securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 inputs used by an independent pricing service to value municipal securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (each Fund's Board of Directors, a "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements	21

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2011:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
California
Investments:
Municipal Notes^	$—	$138,492	$—	$138,492
Total Investments	—	138,492	—	138,492
Intermediate
Investments:
Municipal Notes^	—	440,876	—	440,876
Total Investments	—	440,876	—	440,876
New York
Investments:
Municipal Notes^	—	118,578	—	118,578
Total Investments	—	118,578	—	118,578

^	The Schedule of Investments provides information on the state categorization for the portfolio.

The Funds had no significant transfers between Levels 1 and 2 during the six months ended April 30, 2011.

##	At April 30, 2011, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$137,946	$2,616	$2,070	$546
Intermediate	437,314	12,519	8,957	3,562
New York	118,466	2,350	2,238	112

ß	Security is guaranteed by the corporate or non-profit obligor.

Ø
All or a portion of this security was purchased on a when-issued basis. At April 30, 2011, these securities amounted to $770,000 or 1.0% of net assets applicable to common shareholders for California and $1,027,000 or 0.4% of net assets applicable to common shareholders for Intermediate.

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2011 and their final maturity dates.

a	Currently a zero coupon security; will convert to 6.00% on December 1, 2015.

b	Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

c	Currently a zero coupon security; will convert to 6.38% on August 1, 2016.

d	Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

See Notes to Financial Statements	22

Notes to Schedule of Investments (Unaudited) (cont'd)

e	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

f	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

g	Currently a zero coupon security; will convert to 6.50% on December 1, 2015.

h	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

i	Currently a zero coupon security; will convert to 6.75% on August 1, 2015.

j	Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

‡	Security had an event of default.

ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2011, these securities amounted to approximately $422,000 or 0.5% of net assets applicable to common shareholders for California.

#
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At April 30, 2011, these securities amounted to approximately $2,236,000 or 0.8% of net assets applicable to common shareholders for Intermediate and $7 or 0.0% of net assets applicable to common shareholders for New York.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of April 30, 2011	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of April 30, 2011
Intermediate	New York Liberty
	Dev. Corp. Rev.
	(Nat'l Sports
	Museum Proj.),
	Ser. 2006-A, 6.13%,
	due 2/15/19	8/4/2006	$1,100	0.4%	$0	0.0%

	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	10/2/2006	3,000	1.0	2,236	0.8
New York	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	660	0.9	0	0.0

See Notes to Financial Statements	23

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman
(000's omitted except per share amounts)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	April 30, 2011	April 30, 2011	April 30, 2011
Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers	$138,492	$440,876	$118,578
Cash	22	55	94
Interest receivable	2,016	7,139	1,864
Receivable for securities sold	—	10	—
Prepaid expenses and other assets	10	17	9
Total Assets	140,540	448,097	120,545

Liabilities
Distributions payable—preferred shares	6	14	4
Distributions payable—common shares	375	1,306	328
Payable for securities purchased	754	1,006	—
Payable to investment manager—net (Note B)	17	55	15
Payable to administrator (Note B)	34	109	29
Accrued expenses and other payables	87	167	82

Total Liabilities	1,273	2,657	458

Action Market Preferred Shares Series A & B at liquidation value
3,000, 8,000 and 3,000 shares authorized, 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and New York, respectively;
$.0001 par value; $25,000 liquidation value per share (Note A)	59,000	179,400	48,250
Net Assets applicable to Common Shareholders at value	$80,267	$266,040	$71,837

Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$78,666	$266,422	$72,067
Undistributed net investment income (loss)	1,826	6,663	1,359
Accumulated net realized gains (losses) on investments	(771)	(10,613)	(1,704)
Net unrealized appreciation (depreciation) in value of investments	546	3,568	115
Net Assets applicable to Common Shareholders at value	$80,267	$266,040	$71,837

Common Shares Outstanding ($.0001 par value; 999,997,000, 999,992,000 and 999,997,000 shares authorized for California, Intermediate and New York, respectively)	5,509	18,664	5,047
Net Asset Value Per Common Share Outstanding	$14.57	$14.25	$14.23

*Cost of Investments:	$137,946	$437,308	$118,463

See Notes to Financial Statements	24

Statements of Operations (Unaudited)

Neuberger Berman
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011
Investment Income:
Income (Note A):
Interest income	$3,268	$10,715	$2,717
Expenses:
Investment management fees (Note B)	173	551	148
Administration fees (Note B)	207	661	178
Auction agent fees (Note B)	43	134	35
Audit fees	34	34	34
Basic maintenance expense (Note B)	12	12	12
Custodian fees (Note B)	37	76	32
Insurance expense	5	15	4
Legal fees	7	32	13
Shareholder reports	8	28	9
Stock exchange listing fees	3	10	3
Stock transfer agent fees	9	9	9
Directors' fees and expenses	28	28	28
Miscellaneous	12	12	10
Total expenses	578	1,602	515
Investment management fees waived (Note B)	(69)	(220)	(59)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1)	—	—
Total net expenses	508	1,382	456
Net investment income (loss)	$2,760	$9,333	$2,261

Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	253	504	36

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(4,404)	(14,508)	(3,333)
Net gain (loss) on investments	(4,151)	(14,004)	(3,297)
Distributions to Preferred Shareholders	(122)	(373)	(101)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(1,513)	$(5,044)	$(1,137)

See Notes to Financial Statements	25

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Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND		INTERMEDIATE MUNICIPAL FUND
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$2,760	$5,407	$9,333	$18,383
Net realized gain (loss) on investments	253	502	504	(302)
Change in net unrealized appreciation (depreciation) of investments	(4,404)	3,442	(14,508)	12,974
Distributions to Preferred Shareholders From (Note A):
Net investment income	(122)	(241)	(373)	(727)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(1,513)	9,110	(5,044)	30,328
Distributions to Common Shareholders From (Note A):
Net investment income	(2,248)	(4,445)	(7,843)	(15,474)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	22	—	26	412
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(3,739)	4,665	(12,861)	15,266
Net Assets Applicable to Common Shareholders:
Beginning of period	84,006	79,341	278,901	263,635
End of period	$80,267	$84,006	$266,040	$278,901
Undistributed net investment income (loss) at end of period	$1,826	$1,436	$6,663	$5,546

See Notes to Financial Statements	27

	NEW YORK INTERMEDIATE MUNICIPAL FUND
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$2,261	$4,651
Net realized gain (loss) on investments	36	124
Change in net unrealized appreciation (depreciation) of investments	(3,333)	3,246
Distributions to Preferred Shareholders From (Note A):
Net investment income	(101)	(197)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(1,137)	7,824
Distributions to Common Shareholders From (Note A):
Net investment income	(1,968)	(3,895)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	—	333
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(3,105)	4,262
Net Assets Applicable to Common Shareholders:
Beginning of period	74,942	70,680
End of period	$71,837	$74,942
Undistributed net investment income (loss) at end of period	$1,359	$1,167

Notes to Financial Statements Intermediate Municipal Closed-End Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: The Funds were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4
Income tax information: It is the policy of each Fund to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of April 30, 2011, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole.

As determined on October 31, 2010, there were no permanent differences resulting from different book and tax accounting reclassified at fiscal year-end.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2010	2009	2010	2009	2010	2009
California	$4,663,999	$4,756,650	$22,209	$28,416	$4,686,208	$4,785,066
Intermediate	15,934,271	14,800,907	266,542	99,261	16,200,813	14,900,168
New York	4,083,442	3,956,547	8,576	11,613	4,092,018	3,968,160

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
California	$1,813,702	$—	$—	$4,949,453	$(1,023,948)	$5,739,207
Intermediate	6,884,559	—	—	18,070,628	(11,111,637)	13,843,550
New York	1,504,452	—	—	3,444,268	(1,736,478)	3,212,242

The differences between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, capital loss carryforwards and for Intermediate and New York, defaulted bond income adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Under current tax law, the use of a fund's capital loss carryforwards to offset future gains may be limited. As determined at October 31, 2010, each Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2011	2012	2013	2014	2015	2016	2017	2018
California	$—	$—	$—	$—	$—	$—	$1,023,948	$—
Intermediate	509,968	328,363	58,816	—	126,780	232,566	9,552,881	302,263
New York	237,642	156,636	18,838	—	—	269,555	1,053,807	—

During the year ended October 31, 2010, California and New York utilized capital loss carryforwards of $501,990 and $124,918, respectively.

5
Distributions to common shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common shareholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

On May 16, 2011, each Fund declared a monthly distribution to common shareholders payable June 15, 2011, to shareholders of record on May 31, 2011, with an ex-date of May 26, 2011 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

On June 15, 2011, each Fund declared a monthly distribution to common shareholders payable July 15, 2011, to shareholders of record on June 30, 2011, with an ex-date of June 28, 2011 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

6
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

7	Financial leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by a Fund, but excluding interest thereon ("Liquidation Value"). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

In the absence of a special rate period, distribution rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. For the six months ended April 30, 2011, distribution rates ranged from:

Distribution Rate
California	0.37% – 0.50%
Intermediate	0.37% – 0.50%
New York	0.37% – 0.50%

In the absence of a special rate period, distribution rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. For the six months ended April 30, 2011, distribution rates ranged from:

Distribution Rate
California	0.38% – 0.50%
Intermediate	0.38% – 0.50%
New York	0.38% – 0.50%

The Funds declared distributions to AMPS shareholders for the period May 1, 2011 to May 31, 2011 for each series of the AMPS as follows:

	Series A Shares	Series B Shares
California	$8,752	$9,044
Intermediate	26,085	27,214
New York	7,126	7,350

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. In the Funds' regularly scheduled auctions, more AMPS were submitted for sale than there were offers to buy. This meant that these auctions "failed to clear," and that preferred shareholders who wanted to sell their AMPS in these auctions were unable to do so. When a failed auction of AMPS occurs, the distribution rate for AMPS resets to a maximum rate, which is 110% of the base rate (the base rate is the greater of an "AA" rated composite commercial paper rate or the taxable equivalent of a short-term municipal bond rate) as a result of the failed auctions. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Funds nor have they affected the credit quality of the AMPS. The Funds have paid, and continue to pay, distributions on their AMPS that are set at the maximum rate as a result of the failed auctions. If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Funds' returns for common shareholders could be adversely affected. The Funds continue to monitor the developments in the AMPS market.

The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund's charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8
Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds' securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9
Indemnifications: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from each Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2011	0.05

Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

In connection with the tender offer program, more fully described in Note E, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets for each Fund would be:

Year Ended October 31,	% of Average Daily Managed Assets
2011	0.10
2012	0.05

For the six months ended April 30, 2011, such waived fees amounted to $69,102, $220,448 and $59,286 for California, Intermediate, and New York, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Funds. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Funds.

Other non-affiliated service providers: Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2011, the impact of this arrangement was a reduction of expenses of $511, $330 and $446 for California, Intermediate, and New York, respectively.

In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% for each successful auction, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its AMPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the AMPS. "Discounted value" refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street for the preparation of this report which is reflected in the Statements of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

During the six months ended April 30, 2011, there were purchase and sale transactions (excluding short-term securities) as follows:

(000's omitted)	Purchases	Sales
California	$10,519	$8,636
Intermediate	58,749	54,925
New York	10,742	10,500

Note D—Capital:

At April 30, 2011, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	5,508,997	7,820
Intermediate	18,663,872	7,862
New York	5,046,649	7,851

Transactions in common shares for the six months ended April 30, 2011 and for the year ended October 31, 2010, were as follows:

	Shares Issued on Reinvestment of Dividends and Distributions		Net Increase/(Decrease) in Common Shares Outstanding
	2011	2010	2011	2010
California	1,520	—	1,520	—
Intermediate	1,889	27,371	1,889	27,371
New York	—	22,652	—	22,652

Note E—Tender Offer Program:

In 2009, each Fund's Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period (each, a "Tender Offer Program"). Under each Tender Offer Program, if a Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

During the initial measurement period under the Tender Offer Program, each of Intermediate and New York traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer. During the initial measurement period under the Tender Offer Program, California, however, traded at an average daily discount to NAV of greater than 10%. As a result, California conducted a tender offer for up to 10% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, California accepted 611,942 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $14.15 per share, representing 98% of the NAV per share on October 16, 2009.

During each Fund's second measurement period under the Tender Offer Program, February 19, 2010 to May 14, 2010, each of California, Intermediate and New York traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer.

During each Fund's third measurement period under the Tender Offer Program, August 18, 2010 to November 10, 2010, each of California, Intermediate and New York traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer.

In connection with the adoption of the Tender Offer Program by each Fund, Management agreed to voluntarily extend for one year the contractual fee waivers currently in place for each Fund to offset some of the expenses associated with, or possible increases in each Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). Each Board retains the ability, consistent with its fiduciary duty, to opt out of its Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on its Fund or its Fund's shareholders.

Note F—Recent Market Events:

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on each Fund.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market's difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), has initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$15.25		$14.41	$12.99	$14.60	$15.00	$14.68
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.50		.98	.88	.92	.94	.94
Net Gains or Losses on Securities (both realized and unrealized)	(.75)		.71	1.22	(1.58)	(.35)	.37
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)		(.04)	(.08)	(.31)	(.30)	(.27)
Total From Investment Operations Applicable to Common Shareholders	(.27)		1.65	2.02	(.97)	.29	1.04
Less Distributions to Common Shareholders From:
Net Investment Income	(.41)		(.81)	(.66)	(.64)	(.69)	(.72)
Accretive Effect of Tender Offer	—		—	.06	—	—	—
Common Share Net Asset Value, End of Period	$14.57		$15.25	$14.41	$12.99	$14.60	$15.00
Common Share Market Value, End of Period	$13.72		$14.56	$13.14	$10.73	$13.08	$14.65
Total Return, Common Share Net Asset Value†	(1.63	)%**	12.07%	17.12%	(6.39)%	2.16%	7.51%
Total Return, Common Share Market Value†	(2.98	)%**	17.34%	29.29%	(13.69)%	(6.29)%	12.10%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$80.3		$84.0	$79.3	$88.3	$99.3	$101.9
Preferred Shares Outstanding, End of Period (in millions)	$59.0		$59.0	$59.0	$59.0	$59.0	$59.0
Preferred Shares Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.28	%*	1.34%	1.34%	1.03%	.94%	.93%
Ratio of Net Expenses‡	1.27	%*	1.33%	1.34%	1.02%	.94%	.93%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.93	%*	6.60%	6.51%	6.45%	6.36%	6.36%
Portfolio Turnover Rate	6	%**	23%	27%	14%	3%	3%
Asset Coverage Per Preferred Share, End of Period@	$59,014		$60,597	$58,620	$62,432	$67,108	$68,208

See Notes to Schedule of Investments	37

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$14.94		$14.15	$13.01	$14.55	$14.91	$14.68
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.50		.99	.95	.97	.98	.97
Net Gains or Losses on Securities (both realized and unrealized)	(.75)		.67	.91	(1.53)	(.35)	.30
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)		(.04)	(.08)	(.33)	(.32)	(.29)
Total From Investment Operations Applicable to Common Shareholders	(.27)		1.62	1.78	(.89)	.31	.98
Less Distributions to Common Shareholders From:
Net Investment Income	(.42)		(.83)	(.67)	(.65)	(.67)	(.75)
Accretive Effect of Tender Offer	—		—	.03	—	—	—
Common Share Net Asset Value, End of Period	$14.25		$14.94	$14.15	$13.01	$14.55	$14.91
Common Share Market Value, End of Period	$14.39		$14.80	$13.01	$11.00	$12.86	$14.22
Total Return, Common Share Net Asset Value†	(1.71	)%**	11.89%	14.73%	(5.87)%	2.48%	7.22%
Total Return, Common Share Market Value†	.20	%**	20.56%	24.76%	(9.95)%	(5.03)%	10.22%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$266.0		$278.9	$263.6	$269.3	$301.3	$308.7
Preferred Shares Outstanding, End of Period (in millions)	$179.4		$179.4	$179.4	$179.4	$179.4	$179.4
Preferred Shares Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.05	%*	1.05%	1.09%	.87%	.79%	.78%
Ratio of Net Expenses‡	1.05	%*	1.05%	1.08%	.86%	.78%	.78%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	7.10	%*	6.75%	6.98%	6.80%	6.65%	6.61%
Portfolio Turnover Rate	13	%**	26%	40%	8%	4%	6%
Asset Coverage Per Preferred Share, End of Period@	$62,076		$63,870	$61,743	$62,606	$67,027	$68,048

See Notes to Schedule of Investments	38

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,
	2011		2010	2009	2008	2007	2006
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$14.85		$14.07	$12.73	$14.34	$14.69	$14.47
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.45		.92	.89	.94	.95	.96
Net Gains or Losses on Securities (both realized and unrealized)	(.66)		.67	1.16	(1.60)	(.33)	.29
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)		(.04)	(.08)	(.31)	(.30)	(.28)
Total From Investment Operations Applicable to Common Shareholders	(.23)		1.55	1.97	(.97)	.32	.97
Less Distributions to Common Shareholders From:
Net Investment Income	(.39)		(.77)	(.66)	(.64)	(.67)	(.75)
Accretive Effect of Tender Offer	—		—	.03	—	—	—
Common Share Net Asset Value, End of Period	$14.23		$14.85	$14.07	$12.73	$14.34	$14.69
Common Share Market Value, End of Period	$13.40		$14.95	$12.88	$10.57	$12.99	$14.60
Total Return, Common Share Net Asset Value†	(1.37	)%**	11.43%	16.74%	(6.50)%	2.50%	7.05%
Total Return, Common Share Market Value†	(7.74	)%**	22.54%	28.71%	(14.30)%	(6.58)%	13.70%
Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$71.8		$74.9	$70.7	$71.1	$80.0	$81.9
Preferred Shares Outstanding, End of Period (in millions)	$48.3		$48.3	$48.3	$48.3	$48.3	$48.3
Preferred Shares Liquidation Value Per Share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.29	%*	1.30%	1.37%	1.09%	1.00%	.98%
Ratio of Net Expenses‡	1.29	%*	1.30%	1.37%	1.09%	1.00%	.98%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.39	%*	6.37%	6.70%	6.64%	6.56%	6.60%
Portfolio Turnover Rate	9	%**	29%	33%	10%	1%	5%
Asset Coverage Per Preferred Share, End of Period@	$62,223		$63,835	$61,627	$61,892	$66,496	$67,488

See Notes to Financial Highlights	39

Notes to Financial Highlights Intermediate Municipal Closed-End Funds
(Unaudited)

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2011	2010	2009	2008	2007	2006
California	1.45%	1.59%	1.59%	1.34%	1.34%	1.32%
Intermediate	1.22%	1.30%	1.33%	1.19%	1.18%	1.17%
New York	1.46%	1.55%	1.62%	1.41%	1.40%	1.38%

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††	Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢	Calculated based on the average number of shares outstanding during each fiscal period.

ØØ	The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

	Six Months Ended April 30,	Year Ended October 31,
	2011	2010	2009	2008	2007	2006
California	.31%	.29%	.58%	2.17%	2.02%	1.86%
Intermediate	.28%	.27%	.57%	2.27%	2.20%	1.95%
New York	.28%	.27%	.59%	2.19%	2.07%	1.90%

*  Annualized.

**  Not annualized.

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions are governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent
The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■   Social Security number and account balances
■   income and transaction history
■   credit history and credit scores
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800.223.6448

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.
What we do
How does Neuberger Berman protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.

How does Neuberger Berman collect my personal information?	We collect your personal information, for example, when you
	■	open an account or provide account information
	■	seek advice about your investments or give us your income information
	■	give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
	■	sharing for affiliates' everyday business purposes — information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■
Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	Neuberger Berman doesn't jointly market.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

 I0208 06/11

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman New York Intermediate Municipal Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21169 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21169 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman New York Intermediate Municipal Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 7, 2011

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 7, 2011